UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue,

49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2012

Annual Repor t

Western Asset

Corporate Bond

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Corporate Bond Fund

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management. Total return consists of income and capital appreciation.

Fund name change

Prior to August 1, 2012, the Fund was known as Legg Mason Western Asset Corporate Bond Fund.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Corporate Bond Fund for the twelve-month reporting period ended December 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective September 1, 2012, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are Stephen A. Walsh, Ryan K. Brist and Michael C. Buchanan. Mr. Walsh has been responsible for the day-to-day management of the Fund since 2006, Mr. Brist since 2010, and Mr. Buchanan since September 2012. Messrs. Walsh and Buchanan have been employed by Western Asset Management Company (“Western Asset”) as investment professionals for at least the past five years. Mr. Brist has been employed by Western Asset as an investment professional since 2009. Prior to joining Western Asset as an investment professional, Mr. Brist was Chief Investment Officer, Portfolio Manager for Logan Partners L.P. from 2007 to 2009, and was Co-Chief Investment Officer, Sr. Portfolio Manager with Delaware Investment Advisors from 2000 to 2007. These individuals work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 31, 2013

Western Asset Corporate Bond Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2012, but it did so at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.0% in the first quarter of 2012. The economy then slowed in the second quarter, as GDP growth was a tepid 1.3%. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, this was a temporary uptick, as the Commerce Department’s initial estimate showed that fourth quarter GDP contracted 0.1%. This was the first negative reading since the second quarter of 2009, and was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.3%. Unemployment then generally declined and was 7.8% in September 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then rose to 7.9% in October, before falling to 7.8% in November, where it remained in December. The number of longer-term unemployed continued to be a headwind for the economy, as roughly 39% of the 12.2 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), while existing-home sales dipped 1.0% on a seasonally adjusted basis in December 2012 versus the previous month, they were still 12.8% higher than in December 2011. In addition, the NAR reported that the median existing-home price for all housing types was $180,800 in December 2012, up 11.5% from December 2011. This marked the tenth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 8.5% in December, which represents a 4.4 month supply at the current sales pace. This represents the lowest inventory since May 2005.

The manufacturing sector expanded during much of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded in December, with the PMI increasing to 50.7.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In January 2012, the Fed extended the period it expects to keep rates on hold until at least through late 2014. At its June 2012 meeting, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of

IV	Western Asset Corporate Bond Fund

Investment commentary (cont’d)

quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. Finally, at its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 31, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Corporate Bond Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management. Total return consists of income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in corporate debt securities (including notes, bonds, debentures and commercial paper) and at least 80% of its assets in “investment grade” debt securities. Investment grade securities are those rated by a rating agency at the time of purchase in one of the top four ratings categories (that is, securities rated Baa/BBB or above) or, if unrated, securities that we determine to be of comparable quality. These securities may be secured or unsecured, may be issued by U.S. or foreign entities and may carry variable or floating rates of interest.

The Fund also may invest in U.S. government securities and U.S. dollar denominated fixed-income securities of foreign issuers. The Fund may invest in securities of any maturity or durationi.

Instead of investing directly in particular securities, the Fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Funds’ reporting period?

A. The spread sectors (non-Treasuries) overcame several periods of heightened risk aversion and outperformed equal-duration Treasuries over the twelve months ended December 31, 2012. To a great extent, demand for the spread sectors was robust during the first two months of the reporting period. This was due to several factors, including signs that the U.S. economy was gathering momentum and some progress in the European sovereign debt crisis. However, fears that the economy may be experiencing a soft patch and contagion fears from Europe led to flights to quality during portions of March, April and May 2012. The spread sectors then generally rallied over the last seven months of the period as investor sentiment was largely positive.

Short-term U.S. Treasury yields fluctuated in 2012, but ended the year where they began. In contrast, 10-year Treasury yields fell from 1.89% to 1.78% during the twelve months ended December 31, 2012. When the period began, two-year Treasury yields were 0.25%. They moved as low as 0.21% on January 17, 2012 and as high as 0.41% on March 20, 2012. Ten-year Treasury yields were 1.89% at the beginning of the period and peaked at 2.39% on March 19, 2012. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then moved higher due to some positive developments in Europe and additional Federal Reserve Board (“Fed”)ii actions to stimulate the economy. When the reporting period ended on December 31, 2012, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.78%.

All told, the Barclays U.S. Aggregate Indexiii returned 4.22% for the twelve months

2	Western Asset Corporate Bond Fund 2012 Annual Report

Fund overview (cont’d)

ended December 31, 2012. The overall credit market, as represented by the Barclays U.S. Credit Indexiv (the “Index”), returned 9.39% over the same period. During this period, as measured by the Index, lower-rated BBB-rated bonds outperformed highly-rated AAA-rated securities, returning 11.32% and 3.53%, respectively. Comparatively, riskier fixed-income securities, including high-yield bonds produced superior results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv gained 15.78%. During this period, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, lower-quality CCC-rated bonds outperformed higher-quality BB-rated securities, as they returned 18.34% and 14.49%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s allocation to the Basic Industry1, Capital Goods2, Consumer Cyclicals3 and Transportation sectors. In contrast, we pared the Fund’s exposure to the Consumer Non-cyclicals4, Communications and Financials sectors. From a credit quarter perspective, we added to the Fund’s weighting to BBB-rated securities and reduced its allocation to securities rated A and higher. We actively participated in the new issue market and purchased securities that we felt were attractively valued.

The Fund employed the use of U.S. Treasury futures during the reporting period to manage its duration and yield curvevi positioning. Overall, the use of these derivative instruments detracted from performance. Credit default swaps, which were used to manage the Fund’s credit exposure, modestly contributed to performance.

Performance review

For the twelve months ended December 31, 2012, Class A shares of Western Asset Corporate Bond Fund, excluding sales charges, returned 14.50%. The Fund’s unmanaged benchmark, the Barclays U.S. Credit Index, returned 9.39% for the same period. The Lipper Corporate Debt Funds BBB-Rated Category Average5 returned 9.96% over the same time frame.

[1]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

[2]	Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.

[3]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

[4]	Consumer Non-cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

[5]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 166 funds in the Fund’s Lipper category, and excluding sales charges.

Western Asset Corporate Bond Fund 2012 Annual Report	3

Performance Snapshot as of December 31, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Corporate Bond Fund:
Class A	6.69%	14.50%
Class B1	6.30%	13.52%
Class C1♦	6.44%	13.78%
Class I	6.97%	14.90%
Class P	6.62%	14.33%
Barclays U.S. Credit Index	4.63%	9.39%
Lipper Corporate Debt Funds BBB-Rated Category Average[2]	4.93%	9.96%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended December 31, 2012 for Class A, Class B, Class C1♦, Class I and Class P shares were 2.62%, 2.01%, 2.44%, 3.06% and 2.68%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a

30-day period and not on the dividends paid by the Fund, which may differ.

Performance of Class C shares is not shown because this share class commenced operations on August 1, 2012.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated August 1, 2012, the gross total annual operating expense ratios for Class A, Class B, Class C1♦, Class I and Class P shares were 1.02%, 1.82%, 1.68%, 0.69% and 1.19%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its overweight allocation to high-yield bonds. This was beneficial as the high-yield market outperformed the Index during the twelve-months ended December 31, 2012.

The Fund’s large overweight to Financials was beneficial as it was the best performing sector in the Index. In particular, the Fund’s overweights to large U.S. banks, such as Citigroup, Inc. and Bank of America Corp., as well as U.S. financial institutions Goldman Sachs and American International Group, Inc. were additive for performance. An overweight to Royal Bank of Scotland Group PLC was also beneficial.

[1]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 176 funds for the six-month period and among the 166 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

♦

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 (formerly Class C) shares will continue to be available for dividend reinvestment and incoming exchanges.

4	Western Asset Corporate Bond Fund 2012 Annual Report

Fund overview (cont’d)

Elsewhere, an overweight to Mexican state-owned petroleum company Pemex Project Funding Master Trust enhanced the Fund’s performance.

Maintaining large underweights to the non-corporate bonds and the Technology sector were beneficial for performance given their underperformance versus the Index.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was its positioning in a number of sectors. In particular, overweights to the Basic Industry, Consumer Cyclicals, Energy and Transportation sectors were detrimental to results as they lagged the benchmark.

Overweights to a number of individual securities also detracted from performance, including specialty glass and ceramics firm Corning, Inc. and German telecommunications company Deutsche Telecom.

Thank you for your investment in Western Asset Corporate Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 22, 2013

RISKS: The Fund is subject to interest rate and credit risks and fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 26 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2012 were: Financials (33.3%), Energy (12.1%), Consumer Discretionary (10.2%), Industrials (10.1%) and Materials (7.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Corporate Bond Fund 2012 Annual Report	5

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

[v]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Western Asset Corporate Bond Fund 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2012 and December 31, 2011 and does not include derivatives such as futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Corporate Bond Fund 2012 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2012 and held for the six months ended December 31, 2012, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	6.69%	$1,000.00	$1,066.90	1.06%	$5.51	[3]	Class A	5.00%	$1,000.00	$1,019.81	1.06%	$5.38
Class B	6.30	1,000.00	1,063.00	1.82	9.44	[3]	Class B	5.00	1,000.00	1,015.99	1.82	9.22
Class C4	3.17	1,000.00	1,031.70	1.64	6.92	[5]	Class C	5.00	1,000.00	1,016.89	1.64	8.31
Class C1♦	6.44	1,000.00	1,064.40	1.58	8.20	[3]	Class C1♦	5.00	1,000.00	1,017.19	1.58	8.01
Class I	6.97	1,000.00	1,069.70	0.69	3.59	[3]	Class I	5.00	1,000.00	1,021.67	0.69	3.51
Class P	6.62	1,000.00	1,066.20	1.19	6.18	[3]	Class P	5.00	1,000.00	1,019.15	1.19	6.04

8	Western Asset Corporate Bond Fund 2012 Annual Report

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2012, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B, Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

[4]	For the period August 1, 2012 (commencement of operations) to December 31, 2012.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent period (152), then divided by 366.

♦	On August 1, 2012 Class C shares were reclassified as Class C1 shares.

Western Asset Corporate Bond Fund 2012 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C†	Class C1♦	Class I	Class P
Twelve Months Ended 12/31/12	14.50%	13.52%	N/A	13.78%	14.90%	14.33%
Five Years Ended 12/31/12	6.68	5.96	N/A	5.98	7.13	N/A
Ten Years Ended 12/31/12	5.14	4.64	N/A	4.48	5.55	N/A
Inception* through 12/31/12	7.01	N/A	3.17%	6.02	6.29	13.27

With sales charges[2]	Class A	Class B	Class C†	Class C1♦	Class I	Class P
Twelve Months Ended 12/31/12	9.61%	9.02%	N/A	12.78%	14.90%	14.33%
Five Years Ended 12/31/12	5.76	5.81	N/A	5.98	7.13	N/A
Ten Years Ended 12/31/12	4.68	4.64	N/A	4.48	5.55	N/A
Inception* through 12/31/12	6.78	N/A	2.17%	6.02	6.29	13.27

Cumulative total returns
Without sales charges[1]
Class A (12/31/02 through 12/31/12)	65.05%
Class B (12/31/02 through 12/31/12)	57.36
Class C (Inception date of 8/1/12 through 12/31/12)	3.17
Class C1♦ (12/31/02 through 12/31/12)	55.05
Class I (12/31/02 through 12/31/12)	71.64
Class P (Inception date of 7/7/09 through 12/31/12)	54.43

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B shares, Class C shares and C1♦ shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares and Class C1♦ shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception dates for Class A, B, C, C1♦, I and P shares are November 6, 1992, January 4, 1982, August 1, 2012, February 26, 1993, February 7, 1996 and July 7, 2009, respectively.

10	Western Asset Corporate Bond Fund 2012 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A, B and C1♦ Shares of Western Asset Corporate Bond Fund vs. Barclays U.S. Credit Index and Lipper Corporate Debt Funds BBB-Rated Category Average† — December 2002 - December 2012

Value of $1,000,000 invested in

Class I Shares of Western Asset Corporate Bond Fund vs. Barclays U.S. Credit Index and Lipper Corporate Debt Funds BBB-Rated Category Average† — December 2002 - December 2012

Western Asset Corporate Bond Fund 2012 Annual Report	11

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A, B and C1♦ shares and $1,000,000 invested in Class I shares of Western Asset Corporate Bond Fund on December 31, 2002, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2012. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Barclays U.S. Credit Index and Lipper Corporate Debt Funds BBB- Rated Category Average. The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher). The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Corporate Debt Funds BBB-Rated Category Average is composed of the Fund’s peer group of mutual funds. The performance of the Fund’s other class may be greater or less than the performance of Class A, B, C1♦ and I shares indicated on these charts, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other class.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

12	Western Asset Corporate Bond Fund 2012 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA Corp. Bond	— Western Asset Corporate Bond Fund

Western Asset Corporate Bond Fund 2012 Annual Report	13

Effective duration (unaudited)

Interest rate exposure — December 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA Corp. Bond	— Western Asset Corporate Bond Fund

14	Western Asset Corporate Bond Fund 2012 Annual Report

Schedule of investments

December 31, 2012

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 93.0%
Consumer Discretionary — 10.2%
Automobiles — 1.3%
Escrow GCB General Motors	—	—	$650,000	$0	*(a)(b)(c)
Ford Motor Credit Co., LLC, Senior Notes	3.000%	6/12/17	2,620,000	2,694,647
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,460,000	1,876,285
Ford Motor Credit Co., LLC, Senior Notes	4.250%	9/20/22	780,000	826,406
Hyundai Capital America, Senior Notes	1.625%	10/2/15	1,060,000	1,067,084	(d)
Total Automobiles				6,464,422
Hotels, Restaurants & Leisure — 0.4%
McDonald’s Corp., Senior Notes	2.625%	1/15/22	1,280,000	1,316,813
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	440,000	499,400
Total Hotels, Restaurants & Leisure				1,816,213
Household Durables — 0.0%
Newell Rubbermaid Inc., Senior Notes	2.000%	6/15/15	240,000	243,598
Media — 7.4%
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	1,649,000	2,497,524
Comcast Corp., Bonds	6.400%	5/15/38	10,000	12,822
Comcast Corp., Notes	6.450%	3/15/37	500,000	643,782
Comcast Corp., Senior Notes	6.950%	8/15/37	180,000	244,919
Comcast Corp., Senior Notes	6.400%	3/1/40	1,030,000	1,339,038
Comcast Corp., Senior Notes	4.650%	7/15/42	880,000	931,375
Interpublic Group of Cos. Inc., Senior Notes	2.250%	11/15/17	1,190,000	1,174,221
Interpublic Group of Cos. Inc., Senior Notes	3.750%	2/15/23	530,000	532,527
News America Inc., Senior Debentures	8.500%	2/23/25	3,850,000	5,238,302
TCI Communications Inc.	8.750%	8/1/15	1,730,000	2,065,625
TCI Communications Inc.	7.125%	2/15/28	180,000	238,253
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,700,000	2,296,440
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	1,870,000	2,491,672
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	1,000,000	1,099,691
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	2,068,000	3,026,948
Time Warner Inc., Senior Notes	4.900%	6/15/42	550,000	592,378
UBM PLC, Notes	5.750%	11/3/20	2,330,000	2,461,878	(d)
Virgin Media Secured Finance PLC, Senior Secured Notes	6.500%	1/15/18	2,470,000	2,670,687
WPP Finance 2010, Senior Notes	4.750%	11/21/21	3,177,000	3,447,274
WPP Finance UK, Senior Notes	8.000%	9/15/14	3,190,000	3,529,056
Total Media				36,534,412

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2012 Annual Report	15

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Multiline Retail — 0.1%
Target Corp., Senior Notes	4.000%	7/1/42	$730,000	$753,260
Specialty Retail — 1.0%
Gap Inc., Senior Notes	5.950%	4/12/21	1,610,000	1,844,962
Lowe’s Cos. Inc., Senior Notes	3.120%	4/15/22	1,070,000	1,128,574
QVC Inc., Senior Secured Notes	5.125%	7/2/22	1,810,000	1,900,788	(d)
Total Specialty Retail				4,874,324
Total Consumer Discretionary				50,686,229
Consumer Staples — 7.5%
Beverages — 2.8%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	2,550,000	3,108,101
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	550,000	554,612
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.750%	7/15/42	450,000	454,098
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	2,940,000	3,041,109
Heineken NV, Senior Notes	2.750%	4/1/23	1,170,000	1,151,353	(d)
Heineken NV, Senior Notes	4.000%	10/1/42	540,000	524,503	(d)
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	1,240,000	1,311,729
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	1,740,000	2,084,776	(d)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	1,360,000	1,591,046	(d)
Total Beverages				13,821,327
Food & Staples Retailing — 1.1%
CVS Caremark Corp., Senior Notes	4.125%	5/15/21	1,620,000	1,830,519
Kroger Co., Senior Notes	3.400%	4/15/22	770,000	797,854
Kroger Co., Senior Notes	8.000%	9/15/29	1,000,000	1,339,749
Safeway Inc., Senior Notes	6.350%	8/15/17	1,050,000	1,193,711
Safeway Inc., Senior Notes	4.750%	12/1/21	150,000	154,824
Total Food & Staples Retailing				5,316,657
Food Products — 1.2%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	1,654,000	1,988,976	(d)
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	860,000	919,786	(d)
Kraft Foods Group Inc., Senior Notes	5.000%	6/4/42	950,000	1,072,598	(d)
Mondelez International Inc., Senior Notes	5.375%	2/10/20	1,506,000	1,820,887
Total Food Products				5,802,247
Tobacco — 2.4%
Altria Group Inc., Senior Notes	9.700%	11/10/18	1,180,000	1,653,884
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,440,000	2,005,885
Altria Group Inc., Senior Notes	2.850%	8/9/22	770,000	763,527
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	970,000	1,239,371
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	1,230,000	1,609,430

See Notes to Financial Statements.

16	Western Asset Corporate Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — continued
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	$410,000	$499,516
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	910,000	993,076
Reynolds American Inc., Senior Notes	3.250%	11/1/22	730,000	734,816
Reynolds American Inc., Senior Notes	4.750%	11/1/42	1,040,000	1,053,424
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	1,270,000	1,520,614
Total Tobacco				12,073,543
Total Consumer Staples				37,013,774
Energy — 12.1%
Energy Equipment & Services — 0.4%
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	1,170,000	1,413,837
Ensco PLC, Senior Notes	4.700%	3/15/21	590,000	665,105
Total Energy Equipment & Services				2,078,942
Oil, Gas & Consumable Fuels — 11.7%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	1,651,000	2,190,433
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	90,000	103,689
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	1,970,000	2,355,598
Apache Corp., Senior Notes	1.750%	4/15/17	1,390,000	1,428,813
Apache Corp., Senior Notes	5.250%	2/1/42	1,670,000	1,941,335
Apache Corp., Senior Notes	4.750%	4/15/43	170,000	185,827
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	350,000	371,787
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	80,000	86,612
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	2,010,000	2,121,824
Canadian Natural Resources Ltd., Senior Notes	6.250%	3/15/38	820,000	1,060,149
Devon Energy Corp., Senior Notes	3.250%	5/15/22	1,390,000	1,453,594
Devon Energy Corp., Senior Notes	5.600%	7/15/41	1,020,000	1,216,228
Devon Financing Corp. ULC, Debentures	7.875%	9/30/31	585,000	853,252
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	1,660,000	1,943,780
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	340,000	401,198
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,000,000	1,254,830
Enterprise Products Operating LLC, Senior Notes	5.250%	1/31/20	2,567,000	3,054,920
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	230,000	270,397
Hess Corp., Notes	8.125%	2/15/19	600,000	790,662
Hess Corp., Notes	7.875%	10/1/29	764,000	1,065,046
Kerr-McGee Corp., Notes	6.950%	7/1/24	830,000	1,053,765
Noble Energy Inc., Senior Notes	6.000%	3/1/41	1,660,000	2,007,063
Occidental Petroleum Corp., Senior Notes	4.100%	2/1/21	650,000	744,505
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	900,000	920,321
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	12,069,000	15,387,975

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2012 Annual Report	17

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Petrobras International Finance Co., Global Notes	5.875%	3/1/18	$2,487,000	$2,859,826
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,002,000	1,145,643
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	2,660,000	3,383,751
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	1,520,000	1,571,113
Williams Cos. Inc., Notes	7.875%	9/1/21	1,474,000	1,902,168
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	161,000	205,972
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	977,000	1,357,894
Williams Partners LP, Senior Notes	5.250%	3/15/20	1,320,000	1,522,895
Total Oil, Gas & Consumable Fuels				58,212,865
Total Energy				60,291,807
Financials — 30.1%
Capital Markets — 5.3%
GFI Group Inc., Senior Notes	8.625%	7/19/18	370,000	326,525
Goldman Sachs Capital I, Capital Securities	6.345%	2/15/34	4,720,000	4,913,695
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/1/43	3,555,000	2,781,183	(e)
Goldman Sachs Group Inc., Senior Notes	3.625%	2/7/16	1,180,000	1,249,974
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,120,000	1,317,243
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	1,350,000	1,549,487
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	2,050,000	2,341,049
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	860,000	1,059,006
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	5,740,000	6,305,734
Morgan Stanley, Senior Notes	6.375%	7/24/42	290,000	341,197
UBS AG Stamford CT, Senior Notes	5.875%	12/20/17	1,000,000	1,191,568
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	1,420,000	1,571,159
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	1,150,000	1,241,986
Total Capital Markets				26,189,806
Commercial Banks — 9.7%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	1,110,000	1,174,602
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,140,000	1,141,425
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	1,270,000	1,271,557
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	3,850,000	3,950,023
BNP Paribas SA, Senior Notes	2.375%	9/14/17	740,000	751,449
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	3.950%	11/9/22	1,720,000	1,764,923
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,410,000	1,501,650	(d)(e)(f)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	2,500,000	2,506,250	(e)
ING Bank NV, Notes	2.000%	9/25/15	1,550,000	1,562,504	(d)

See Notes to Financial Statements.

18	Western Asset Corporate Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
ING Bank NV, Notes	3.750%	3/7/17	$1,360,000	$1,446,768	(d)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,330,000	2,332,812	(d)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	710,000	742,165	(d)(f)
Mizuho Corp. Bank Ltd., Senior Notes	2.550%	3/17/17	4,270,000	4,469,648	(d)
Mizuho Corporate Bank Ltd., Senior Bonds	1.550%	10/17/17	1,480,000	1,483,189	(d)
Nordea Bank AB, Senior Notes	3.125%	3/20/17	2,180,000	2,323,673	(d)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	2,130,000	2,288,941	(d)
Oversea-Chinese Banking Corp. Ltd., Subordinated Notes	3.150%	3/11/23	1,230,000	1,258,718	(d)(e)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	2,865,000	2,922,300	(e)(f)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	510,000	524,248
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	4,130,000	4,375,454
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/11/13	6,243,000	6,235,196	(e)(f)
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	700,000	724,462
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	850,000	852,424
Wells Fargo & Co., Senior Notes	3.500%	3/8/22	680,000	726,753
Total Commercial Banks				48,331,134
Consumer Finance — 1.4%
American Express Co., Subordinated Debentures	6.800%	9/1/66	2,559,000	2,757,322	(e)
SLM Corp., Senior Notes	3.875%	9/10/15	630,000	648,029
SLM Corp., Senior Notes	7.250%	1/25/22	3,200,000	3,544,000
Total Consumer Finance				6,949,351
Diversified Financial Services — 9.0%
Bank of America Corp., Senior Notes	5.750%	12/1/17	590,000	688,450
Bank of America Corp., Senior Notes	5.875%	2/7/42	2,580,000	3,231,236
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	294,000	322,341
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	358,000	364,617
Boeing Capital Corp., Senior Notes	2.900%	8/15/18	710,000	766,474
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	5,000,000	5,068,750	(e)(f)
Citigroup Inc., Junior Subordinated Notes	5.900%	2/15/23	200,000	202,818	(e)(f)
Citigroup Inc., Senior Notes	3.953%	6/15/16	2,050,000	2,208,328
Citigroup Inc., Senior Notes	5.375%	8/9/20	990,000	1,168,524
Citigroup Inc., Senior Notes	8.125%	7/15/39	3,710,000	5,573,051
Citigroup Inc., Senior Notes	5.875%	1/30/42	1,110,000	1,375,174
General Electric Capital Corp., Medium-Term Notes	6.750%	3/15/32	275,000	358,209
General Electric Capital Corp., Notes	5.300%	2/11/21	1,820,000	2,116,172
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	2,440,000	3,328,316

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2012 Annual Report	19

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
General Electric Capital Corp., Senior Notes, Medium-Term Notes	6.150%	8/7/37	$50,000	$62,376
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,835,000	1,940,512	(e)
ILFC E-Capital Trust I	4.520%	12/21/65	820,000	626,234	(d)(e)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	2,103,000	1,808,580	(d)(e)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	1,116,000	1,131,903
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	2,430,000	2,830,950	(d)
JPMorgan Chase & Co., Subordinated Notes	1.502%	9/1/15	1,035,000	1,035,141	(e)
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	3,050,000	3,566,801
MassMutual Global Funding II, Secured Notes	2.500%	10/17/22	600,000	591,201	(d)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	3,808,000	4,093,600	(d)(e)
Total Diversified Financial Services				44,459,758
Insurance — 4.6%
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	771,000	824,006	(e)
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	794,000	851,565
American International Group Inc., Senior Notes	3.750%	11/30/13	2,700,000	2,770,335	(d)
American International Group Inc., Senior Notes	4.875%	6/1/22	470,000	537,592
AXA SA, Subordinated Bonds	8.600%	12/15/30	1,630,000	2,048,146
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	850,000	1,041,139
ING Capital Funding Trust III, Junior Subordinated Bonds	3.911%	3/31/13	4,739,000	4,520,527	(e)(f)
ING US Inc., Senior Notes	5.500%	7/15/22	2,910,000	3,163,860	(d)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	260,000	290,550	(d)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	1,800,000	2,268,162	(d)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	2,292,000	2,462,126
MetLife Inc., Senior Notes	4.125%	8/13/42	530,000	532,331
Prudential Financial Inc., Junior Subordinated Debentures	8.875%	6/15/38	1,070,000	1,305,400	(e)
Prudential Financial Inc., Senior Notes	6.200%	11/15/40	120,000	145,680
Total Insurance				22,761,419
Thrifts & Mortgage Finance — 0.1%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	670,000	701,013
Total Financials				149,392,481
Health Care — 5.0%
Biotechnology — 0.2%
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	710,000	885,466

See Notes to Financial Statements.

20	Western Asset Corporate Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Equipment & Supplies — 0.7%
Boston Scientific Corp., Senior Notes	6.000%	1/15/20	$500,000	$584,080
Hospira Inc., Senior Notes	6.050%	3/30/17	1,509,000	1,753,559
Medtronic Inc., Senior Notes	3.125%	3/15/22	1,080,000	1,148,907
Total Health Care Equipment & Supplies				3,486,546
Health Care Providers & Services — 2.6%
Catholic Health Initiatives, Secured Bonds	1.600%	11/1/17	230,000	232,730
Catholic Health Initiatives, Secured Bonds	2.950%	11/1/22	710,000	718,161
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	100,000	102,412
Humana Inc., Senior Notes	6.300%	8/1/18	3,657,000	4,253,918
Humana Inc., Senior Notes	4.625%	12/1/42	760,000	770,540
Medco Health Solutions Inc., Senior Notes	4.125%	9/15/20	2,090,000	2,287,977
UnitedHealth Group Inc., Senior Notes	4.700%	2/15/21	1,220,000	1,423,740
UnitedHealth Group Inc., Senior Notes	2.750%	2/15/23	460,000	465,137
UnitedHealth Group Inc., Senior Notes	3.950%	10/15/42	410,000	410,055
WellPoint Inc., Senior Notes	4.350%	8/15/20	1,400,000	1,547,780
WellPoint Inc., Senior Notes	3.125%	5/15/22	790,000	799,866
Total Health Care Providers & Services				13,012,316
Pharmaceuticals — 1.5%
AbbVie Inc., Senior Notes	2.900%	11/6/22	620,000	632,744	(d)
AbbVie Inc., Senior Notes	4.400%	11/6/42	960,000	1,024,947	(d)
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	1,800,000	1,926,245	(d)
Aristotle Holding Inc., Senior Notes	4.750%	11/15/21	200,000	227,382	(d)
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	880,000	915,889
Johnson & Johnson, Senior Notes	3.550%	5/15/21	1,200,000	1,352,377
Watson Pharmaceuticals Inc., Senior Notes	3.250%	10/1/22	1,350,000	1,380,953
Total Pharmaceuticals				7,460,537
Total Health Care				24,844,865
Industrials — 10.1%
Aerospace & Defense — 1.9%
Exelis Inc., Senior Notes	4.250%	10/1/16	1,920,000	2,025,877
Exelis Inc., Senior Notes	5.550%	10/1/21	1,900,000	2,077,097
General Dynamics Corp., Senior Notes	3.600%	11/15/42	830,000	802,055
Precision Castparts Corp., Senior Notes	2.500%	1/15/23	4,300,000	4,336,911
Total Aerospace & Defense				9,241,940
Air Freight & Logistics — 0.5%
United Parcel Service Inc., Senior Notes	2.450%	10/1/22	1,020,000	1,022,533
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	950,000	1,278,799
Total Air Freight & Logistics				2,301,332

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2012 Annual Report	21

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Airlines — 2.3%
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	$696,102	$760,491
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	516,378	562,852
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	1,718,096	1,984,401
Continental Airlines Inc., Senior Secured Notes	7.256%	3/15/20	773,931	847,455
Continental Airlines Inc., Pass Through Trust, Secured Notes	6.250%	4/11/20	620,000	657,200
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	1,590,000	1,601,925	(d)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	417,126	456,210
Delta Air Lines Inc., Pass-Through Trust, Senior Secured Notes	7.750%	12/17/19	1,188,770	1,361,142
United Air Lines Inc., Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	574,079	664,497
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	996,000	1,004,093	(d)
United Air Lines Inc., Senior Secured Notes	12.000%	11/1/13	1,310,000	1,323,100	(d)
Total Airlines				11,223,366
Commercial Services & Supplies — 1.1%
Republic Services Inc., Senior Notes	4.750%	5/15/23	1,620,000	1,844,441
Waste Management Inc., Senior Notes	7.000%	7/15/28	2,500,000	3,396,860
Waste Management Inc., Senior Notes	7.750%	5/15/32	300,000	424,684
Total Commercial Services & Supplies				5,665,985
Electrical Equipment — 0.3%
Eaton Corp., Senior Notes	4.150%	11/2/42	1,570,000	1,594,553	(d)
Industrial Conglomerates — 0.8%
General Electric Co., Senior Notes	4.125%	10/9/42	3,930,000	4,060,071
Machinery — 1.2%
John Deere Capital Corp., Notes	2.250%	4/17/19	1,650,000	1,700,700
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	3,750,000	4,421,696
Total Machinery				6,122,396
Road & Rail — 2.0%
Burlington Northern Santa Fe LLC, Senior Notes	4.400%	3/15/42	5,310,000	5,596,448
CSX Corp., Senior Notes	4.750%	5/30/42	1,260,000	1,362,254
Norfolk Southern Corp., Senior Notes	5.750%	4/1/18	1,950,000	2,331,500
Norfolk Southern Corp., Senior Notes	7.875%	5/15/43	348,000	537,490
Total Road & Rail				9,827,692
Total Industrials				50,037,335

See Notes to Financial Statements.

22	Western Asset Corporate Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Information Technology — 0.8%
Computers & Peripherals — 0.6%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	$2,920,000	$2,936,676
Semiconductors & Semiconductor Equipment — 0.2%
KLA-Tencor Corp., Senior Notes	6.900%	5/1/18	780,000	938,036
Total Information Technology				3,874,712
Materials — 7.8%
Chemicals — 0.5%
Dow Chemical Co., Senior Notes	4.375%	11/15/42	280,000	279,338
Ecolab Inc., Senior Notes	4.350%	12/8/21	1,160,000	1,297,193
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	980,000	1,228,313
Total Chemicals				2,804,844
Containers & Packaging — 0.7%
Rock-Tenn Co., Senior Notes	4.450%	3/1/19	1,300,000	1,404,435	(d)
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	340,000	349,525	(d)
Rock-Tenn Co., Senior Notes	4.900%	3/1/22	1,280,000	1,385,847	(d)
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	160,000	162,874	(d)
Total Containers & Packaging				3,302,681
Metals & Mining — 6.6%
Anglo American Capital PLC, Senior Notes	2.625%	9/27/17	1,900,000	1,941,152	(d)
Anglo American Capital PLC, Senior Notes	9.375%	4/8/19	510,000	664,030	(d)
ArcelorMittal, Senior Notes	4.250%	2/25/15	1,360,000	1,374,383
ArcelorMittal, Senior Notes	4.250%	8/5/15	2,380,000	2,405,440
ArcelorMittal, Senior Notes	4.250%	3/1/16	700,000	703,236
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	1,030,000	1,092,408
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	1,720,000	1,889,559
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	390,000	392,973
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	1,520,000	1,618,650
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	80,000	79,631
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	720,000	716,279
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.150%	3/1/17	1,130,000	1,137,128
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	730,000	725,401
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	1,100,000	1,168,021
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	720,000	796,986
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	3/22/22	1,540,000	1,623,550
Southern Copper Corp., Senior Notes	5.375%	4/16/20	730,000	841,389
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,720,000	1,730,024
Teck Resources Ltd., Senior Notes	4.750%	1/15/22	950,000	1,047,390
Vale Overseas Ltd., Notes	6.875%	11/21/36	3,597,000	4,476,754

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2012 Annual Report	23

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	$640,000	$675,200	(d)
Xstrata Canada Financial Corp., Senior Notes	3.600%	1/15/17	2,560,000	2,698,501	(d)
Xstrata Finance Canada Ltd., Senior Notes	1.800%	10/23/15	670,000	674,098	(d)
Xstrata Finance Canada Ltd., Senior Notes	2.450%	10/25/17	470,000	475,093	(d)
Xstrata Finance Canada Ltd., Senior Notes	4.000%	10/25/22	940,000	952,080	(d)
Xstrata Finance Canada Ltd., Senior Notes	6.900%	11/15/37	610,000	729,713	(d)
Total Metals & Mining				32,629,069
Total Materials				38,736,594
Telecommunication Services — 4.6%
Diversified Telecommunication Services — 4.2%
AT&T Inc., Global Notes	5.500%	2/1/18	1,040,000	1,240,345
AT&T Inc., Senior Notes	4.450%	5/15/21	1,000,000	1,156,912
AT&T Inc., Senior Notes	2.625%	12/1/22	400,000	401,529
AT&T Inc., Senior Notes	5.350%	9/1/40	3,567,000	4,169,937
AT&T Inc., Senior Notes	5.550%	8/15/41	2,110,000	2,542,111
AT&T Inc., Senior Notes	4.300%	12/15/42	89,000	89,764	(d)
British Telecommunications PLC, Bonds	9.625%	12/15/30	1,575,000	2,508,722
CC Holdings GS V LLC, Senior Secured Notes	2.381%	12/15/17	1,270,000	1,277,692	(d)
Telefonica Chile SA, Senior Notes	3.875%	10/12/22	340,000	341,108	(d)
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	430,000	466,550
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	2,590,000	2,558,640
Verizon Global Funding Corp., Senior Notes	5.850%	9/15/35	3,258,000	4,106,680
Total Diversified Telecommunication Services				20,859,990
Wireless Telecommunication Services — 0.4%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	1,010,000	1,219,318
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	570,000	755,618
Total Wireless Telecommunication Services				1,974,936
Total Telecommunication Services				22,834,926
Utilities — 4.8%
Electric Utilities — 3.9%
Cleveland Electric Illuminating Co., Senior Secured Bonds	8.875%	11/15/18	1,350,000	1,800,201
Cleveland Electric Illuminating Co., Senior Secured Notes	7.880%	11/1/17	850,000	1,068,127
Commonwealth Edison Co., First Mortgage Bonds	5.800%	3/15/18	1,420,000	1,721,064
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	840,000	1,147,298
Duke Energy Carolinas LLC, Secured Bonds	7.000%	11/15/18	1,420,000	1,860,639
Duke Energy Carolinas LLC, Senior Notes	6.100%	6/1/37	1,260,000	1,600,909
Duke Energy Ohio Inc., Secured Bonds	5.450%	4/1/19	840,000	1,013,626
MidAmerican Energy Holdings Co., Senior Notes	5.750%	4/1/18	280,000	337,581

See Notes to Financial Statements.

24	Western Asset Corporate Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Electric Utilities — continued
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	$1,208,000	$1,561,481
Pacific Gas & Electric Co., Senior Notes	3.250%	9/15/21	1,530,000	1,637,617
Pacific Gas & Electric Co., Senior Notes	4.500%	12/15/41	2,010,000	2,163,693
Progress Energy Inc., Senior Notes	3.150%	4/1/22	1,050,000	1,065,065
Southern California Edison Co., Senior Secured Bonds	3.900%	12/1/41	1,290,000	1,314,990
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	720,000	1,231,273
Total Electric Utilities				19,523,564
Gas Utilities — 0.3%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	1,165,000	1,374,728	(d)
Multi-Utilities — 0.6%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	1,610,000	2,206,305
San Diego Gas & Electric Co., Senior Secured Bonds	3.950%	11/15/41	850,000	879,945
Total Multi-Utilities				3,086,250
Total Utilities				23,984,542
Total Corporate Bonds & Notes (Cost — $420,453,583)				461,697,265
Asset-Backed Securities — 0.3%
SLM Student Loan Trust, 2011-A A3 (Cost — $1,410,000)	2.709%	1/15/43	1,410,000	1,472,428	(d)(e)
Collateralized Senior Loans — 1.0%
Telecommunication Services — 1.0%
Wireless Telecommunication Services — 1.0%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	3,632,690	3,723,507	(g)
Vodafone Americas Finance 2 Inc., Term Loan B	6.250%	7/11/16	1,134,375	1,171,242	(g)
Total Collateralized Senior Loans (Cost — $4,754,866)				4,894,749
Mortgage-Backed Securities — 0.0%
FHLMC — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC) (Cost — $17,889)	2.214%	9/1/24	17,879	18,385	(e)
Municipal Bonds — 1.0%
California — 0.2%
California State, GO, Build America Bonds	7.300%	10/1/39	600,000	832,020
Georgia — 0.6%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	1,380,000	1,649,804
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	1,030,000	1,224,093
Total Georgia				2,873,897
Illinois — 0.1%
Illinois State, GO	5.100%	6/1/33	670,000	663,407

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2012 Annual Report	25

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — 0.1%
Philadelphia, PA, Authority For Industrial Development, City Service Agreement Revenue, Taxable	3.964%	4/15/26	$780,000	$784,298
Total Municipal Bonds (Cost — $4,318,816)				5,153,622
U.S. Government & Agency Obligations — 0.1%
U.S. Government Obligations — 0.1%
U.S. Treasury Bonds (Cost — $555,661)	2.750%	8/15/42	570,000	550,495

			Shares
Preferred Stocks — 3.2%
Financials — 3.2%
Capital Markets — 1.2%
Goldman Sachs Group Inc.	5.950%		247,370	6,179,302	*
Consumer Finance — 1.7%
Discover Financial Services	6.500%		65,440	1,652,360
GMAC Capital Trust I	8.125%		244,675	6,520,589	(e)
Total Consumer Finance				8,172,949
Diversified Financial Services — 0.3%
Citigroup Capital XIII	7.875%		56,850	1,586,115	(e)
Total Preferred Stocks (Cost — $15,201,479)				15,938,366
Total Investments before Short-Term Investments (Cost — $446,712,294)				489,725,310

			Face Amount
Short-Term Investments — 0.3%
Repurchase Agreements — 0.3%
State Street Bank & Trust Co., repurchase agreement dated 12/31/12; Proceeds at maturity — $1,556,001; (Fully collateralized by U.S. Treasury Notes, 0.250% due 9/30/14; Market value — $1,591,439) (Cost — $1,556,000)	0.010%	1/2/13	$1,556,000	1,556,000
Total Investments — 98.9% (Cost — $448,268,294#)				491,281,310
Other Assets in Excess of Liabilities — 1.1%				5,385,928
Total Net Assets — 100.0%				$496,667,238

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	Illiquid security (unaudited).

(c)	Value is less than $1.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	Security has no maturity date. The date shown represents the next call date.

See Notes to Financial Statements.

26	Western Asset Corporate Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Corporate Bond Fund

(g)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is $450,182,831.

Abbreviation used in this schedule:
GO	— General Obligation

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2012 Annual Report	27

Statement of assets and liabilities

December 31, 2012

Assets:
Investments, at value (Cost — $448,268,294)	$491,281,310
Cash	48,958
Interest receivable	5,679,476
Receivable for securities sold	4,086,847
Deposits with brokers for open futures contracts	969,307
Receivable for Fund shares sold	425,373
Receivable from broker — variation margin on open futures contracts	166,516
Principal paydown receivable	3,538
Prepaid expenses	63,502
Other assets	1,226
Total Assets	502,726,053

Liabilities:
Payable for Fund shares repurchased	4,586,828
Payable for securities purchased	561,667
Investment management fee payable	213,251
Service and/or distribution fees payable	152,192
Distributions payable	36,977
Trustees’ fees payable	1,386
Accrued expenses	506,514
Total Liabilities	6,058,815
Total Net Assets	$496,667,238

Net Assets:
$403
Paid-in capital in excess of par value (Note 7)	578,051,667
Overdistributed net investment income	(78,143)
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(124,600,586)
Net unrealized appreciation on investments and futures contracts	43,293,897
Total Net Assets	$496,667,238

See Notes to Financial Statements.

28	Western Asset Corporate Bond Fund 2012 Annual Report

Statement of assets and liabilities (cont’d)

December 31, 2012

Shares Outstanding:
Class A	24,399,727
Class B	1,722,533
Class C	68,914
Class C1♦	3,121,678
Class I	1,464,997
Class P	9,561,308

Net Asset Value:
Class A (and redemption price)	$12.32
Class B*	$12.28
Class C*	$12.33
Class C1♦*	$12.25
Class I (and redemption price)	$12.33
Class P (and redemption price)	$12.31
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.87

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Redemption price per share is NAV of Class B, Class C and Class C1 shares reduced by a 4.50%, 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2012 Annual Report	29

Statement of operations

For the Year Ended December 31, 2012

Investment Income:
Interest	$24,077,153
Dividends	850,607
Total Investment Income	24,927,760

Expenses:
Investment management fee (Note 2)	2,703,529
Service and/or distribution fees (Notes 2 and 5)	1,870,640
Transfer agent fees (Note 5)	1,085,988
Registration fees	85,241
Legal fees	75,870
Shareholder reports	73,888
Fund accounting fees	49,866
Audit and tax	47,241
Insurance	11,619
Trustees’ fees	8,914
Custody fees	8,172
Miscellaneous expenses	8,069
Total Expenses	6,029,037
Net Investment Income	18,898,723

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(13,873,402)
Futures contracts	(2,756,086)
Written options	4,121
Swap contracts	215,773
Net Realized Loss	(16,409,594)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	65,333,160
Futures contracts	962,307
Swap contracts	(76,411)
Change in Net Unrealized Appreciation (Depreciation)	66,219,056
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	49,809,462
Increase in Net Assets from Operations	$68,708,185

See Notes to Financial Statements.

30	Western Asset Corporate Bond Fund 2012 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2012	2011

Operations:
Net investment income	$18,898,723	$24,336,493
Net realized loss	(16,409,594)	(5,109,543)
Change in net unrealized appreciation (depreciation)	66,219,056	8,193,745
Increase in Net Assets From Operations	68,708,185	27,420,695

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(20,038,482)	(24,692,124)
Decrease in Net Assets From Distributions to Shareholders	(20,038,482)	(24,692,124)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	69,132,359	64,481,524
Reinvestment of distributions	19,466,696	24,018,046
Cost of shares repurchased	(145,010,268)	(165,459,224)
Decrease in Net Assets From Fund Share Transactions	(56,411,213)	(76,959,654)
Decrease in Net Assets	(7,741,510)	(74,231,083)

Net Assets:
Beginning of year	504,408,748	578,639,831
End of year*	$496,667,238	$504,408,748
* Includes overdistributed net investment income of:	$(78,143)	$(405,155)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2012 Annual Report	31

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$11.20	$11.16	$10.56	$8.43	$11.74

Income (loss) from operations:
Net investment income	0.45	0.53	0.58	0.59	0.67
Net realized and unrealized gain (loss)	1.15	0.04	0.61	2.15	(3.29)
Proceeds from settlement of a regulatory matter	—	—	0.01	—	—
Total income (loss) from operations	1.60	0.57	1.20	2.74	(2.62)

Less distributions from:
Net investment income	(0.48)	(0.53)	(0.60)	(0.61)	(0.69)
Total distributions	(0.48)	(0.53)	(0.60)	(0.61)	(0.69)

Net asset value, end of year	$12.32	$11.20	$11.16	$10.56	$8.43
Total return[2]	14.50%	5.19%	11.53%[3]	33.80%	(23.11)%

Net assets, end of year (millions)	$301	$287	$308	$313	$255

Ratios to average net assets:
Gross expenses	1.06%	1.07%	1.05%	1.11%	1.17%
Net expenses[4]	1.06	1.07	1.05	1.11	1.17
Net investment income	3.81	4.66	5.26	6.36	6.43

Portfolio turnover rate	142%	98%[5]	60%	50%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 11.43%. Class A received $259,239 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

32	Western Asset Corporate Bond Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class B Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$11.17	$11.13	$10.53	$8.41	$11.71

Income (loss) from operations:
Net investment income	0.36	0.43	0.50	0.52	0.60
Net realized and unrealized gain (loss)	1.13	0.05	0.62	2.14	(3.28)
Proceeds from settlement of a regulatory matter	—	—	0.04	—	—
Total income (loss) from operations	1.49	0.48	1.16	2.66	(2.68)

Less distributions from:
Net investment income	(0.38)	(0.44)	(0.56)	(0.54)	(0.62)
Total distributions	(0.38)	(0.44)	(0.56)	(0.54)	(0.62)

Net asset value, end of year	$12.28	$11.17	$11.13	$10.53	$8.41
Total return[2]	13.52%	4.37%	11.18%[3]	32.76%	(23.60)%

Net assets, end of year (millions)	$21	$27	$42	$55	$56

Ratios to average net assets:
Gross expenses	1.87%	1.87%	1.79%	1.85%	1.84%
Net expenses[4]	1.87	1.87	1.79	1.85	1.84
Net investment income	3.03	3.85	4.54	5.66	5.76

Portfolio turnover rate	142%	98%[5]	60%	50%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 10.78%. Class B received $208,492 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2012 Annual Report	33

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2012[2]

Net asset value, beginning of period	$12.10

Income from operations:
Net investment income	0.14
Net realized and unrealized gain	0.24
Total income from operations	0.38

Less distributions from:
Net investment income	(0.15)
Total distributions	(0.15)

Net asset value, end of period	$12.33
Total return[3]	3.17%

Net assets, end of period (000s)	$849

Ratios to average net assets:
Gross expenses[4]	1.64%
Net expenses[4,5,6]	1.64
Net investment income[4]	2.81

Portfolio turnover rate	142%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

See Notes to Financial Statements.

34	Western Asset Corporate Bond Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1♦ Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$11.14	$11.10	$10.50	$8.38	$11.67

Income (loss) from operations:
Net investment income	0.38	0.45	0.50	0.52	0.59
Net realized and unrealized gain (loss)	1.14	0.05	0.61	2.15	(3.27)
Proceeds from settlement of a regulatory matter	—	—	0.01	—	—
Total income (loss) from operations	1.52	0.50	1.12	2.67	(2.68)

Less distributions from:
Net investment income	(0.41)	(0.46)	(0.52)	(0.55)	(0.61)
Total distributions	(0.41)	(0.46)	(0.52)	(0.55)	(0.61)

Net asset value, end of year	$12.25	$11.14	$11.10	$10.50	$8.38
Total return[2]	13.78%	4.51%	10.80%[3]	32.93%	(23.67)%

Net assets, end of year (millions)	$38	$47	$56	$59	$45

Ratios to average net assets:
Gross expenses	1.67%	1.73%	1.76%	1.79%	1.89%
Net expenses[4]	1.67	1.73	1.76	1.79	1.89
Net investment income	3.23	4.00	4.55	5.66	5.73

Portfolio turnover rate	142%	98%[5]	60%	50%	25%

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 10.70%. Class C1 received $57,213 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2012 Annual Report	35

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$11.21	$11.16	$10.56	$8.42	$11.72

Income (loss) from operations:
Net investment income	0.49	0.56	0.62	0.62	0.68
Net realized and unrealized gain (loss)	1.15	0.06	0.60	2.18	(3.24)
Total income (loss) from operations	1.64	0.62	1.22	2.80	(2.56)

Less distributions from:
Net investment income	(0.52)	(0.57)	(0.62)	(0.66)	(0.74)
Total distributions	(0.52)	(0.57)	(0.62)	(0.66)	(0.74)

Net asset value, end of year	$12.33	$11.21	$11.16	$10.56	$8.42
Total return[2]	14.90%	5.62%	11.82%	34.59%	(22.72)%

Net assets, end of year (millions)	$18	$14	$13	$12	$2

Ratios to average net assets:
Gross expenses	0.70%	0.74%	0.72%	0.64%	0.75%
Net expenses[3]	0.70	0.74	0.70 [4,5]	0.63 [4,5]	0.75
Net investment income	4.13	5.00	5.61	6.33	6.80

Portfolio turnover rate	142%	98%[6]	60%	50%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

Effective at the close of business on July 10, 2009, management contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes, interest and extraordinary expenses) to limit total net operating expenses to 0.65% for Class I shares until April 30, 2010.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

36	Western Asset Corporate Bond Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class P Shares[1]	2012	2011	2010	2009[2]

Net asset value, beginning of year	$11.19	$11.15	$10.55	$9.39

Income (loss) from operations:
Net investment income	0.44	0.51	0.56	0.28
Net realized and unrealized gain	1.14	0.04	0.61	1.17
Total income from operations	1.58	0.55	1.17	1.45

Less distributions from:
Net investment income	(0.46)	(0.51)	(0.57)	(0.29)
Total distributions	(0.46)	(0.51)	(0.57)	(0.29)

Net asset value, end of year	$12.31	$11.19	$11.15	$10.55
Total return[3]	14.33%	5.01%	11.30%	15.57%

Net assets, end of year (millions)	$118	$129	$160	$185

Ratios to average net assets:
Gross expenses	1.22%	1.24%	1.20%	1.18%[4]
Net expenses[5]	1.22	1.24	1.18 [6,7]	1.13 [4,6,7]
Net investment income	3.66	4.49	5.14	5.65 [4]

Portfolio turnover rate	142%	98%[8]	60%	50%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 7, 2009 (inception date) to December 31, 2009.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Management contractually agreed to waive fees and/or reimburse expenses (other than brokerage, taxes, interest and extraordinary expenses) to limit total net operating expenses to 1.15% for Class P shares until April 30, 2010.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2012 Annual Report	37

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Corporate Bond Fund (formerly Legg Mason Western Asset Corporate Bond Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair

38	Western Asset Corporate Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Corporate Bond Fund 2012 Annual Report	39

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$461,697,265	$0	*	$461,697,265
Asset-backed securities	—	1,472,428	—		1,472,428
Collateralized senior loans	—	4,894,749			4,894,749
Mortgage-backed securities	—	18,385	—		18,385
Municipal bonds	—	5,153,622	—		5,153,622
U.S. government & agency obligations	—	550,495	—		550,495
Preferred stocks	$15,938,366	—	—		15,938,366
Total long-term investments	$15,938,366	$473,786,944	$0	*	$489,725,310
Short-term investments†	—	1,556,000	—		1,556,000
Total investments	$15,938,366	$475,342,944	$0	*	$491,281,310
Other financial instruments:
Futures contracts	370,485	—	—		370,485
Total	$16,308,851	$475,342,944	$0	*	$491,651,795

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$89,604	—	—	$89,604

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during

40	Western Asset Corporate Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Western Asset Corporate Bond Fund 2012 Annual Report	41

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2012, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended December 31, 2012, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations.

42	Western Asset Corporate Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower.

Western Asset Corporate Bond Fund 2012 Annual Report	43

In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

44	Western Asset Corporate Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

As of December 31, 2012, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Western Asset Corporate Bond Fund 2012 Annual Report	45

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$1,466,771	$(1,466,771)

(a)

Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Effective August 1, 2012, the Fund paid an investment management fee calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Prior to August 1, 2012, under the investment management agreement, the Fund paid an investment management fee, calculated daily and paid monthly, at an annual rate 0.55% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares and Class C1 shares (formerly Class C shares) have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 (formerly Class C) shares will continue to be available for dividend reinvestment and incoming exchanges.

46	Western Asset Corporate Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

For the year ended December 31, 2012, LMIS and its affiliates received sales charges of $33,054 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2012, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C1♦
CDSCs	$1,028	$23,194	$514

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$467,535,534	$242,591,511
Sales	520,665,863	246,421,677

At December 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$42,354,365
Gross unrealized depreciation	(1,255,886)
Net unrealized appreciation	$41,098,479

During the year ended December 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	15	$4,639
Options closed	(15)	(4,639)
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of December 31, 2012	—	—

At December 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 2-Year Notes	336	3/13	$74,065,030	$74,077,500	$12,470
U.S. Treasury 5-Year Notes	69	3/13	8,576,974	8,584,570	7,596
U.S. Treasury Ultra Long-Term Bonds	25	3/13	4,154,448	4,064,844	(89,604)
					(69,538)

Western Asset Corporate Bond Fund 2012 Annual Report	47

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
U.S. Treasury 10-Year Notes	594	3/13	$79,062,656	$78,872,063	$190,593
U.S. Treasury 30-Year Bonds	109	3/13	16,237,326	16,077,500	159,826
					350,419
Net unrealized gain on open futures contracts					$280,881

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2012.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$370,485

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$89,604

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Written options	$4,121	—	$4,121
Futures contracts	(2,756,086)	—	(2,756,086)
Swap contracts	—	$215,773	215,773
Total	$(2,751,965)	$215,773	$(2,536,192)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Futures contracts	$962,307	—	$962,307
Swap contracts	—	$(76,411)	(76,411)
Total	$962,307	$(76,411)	$885,896

48	Western Asset Corporate Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

During the year ended December 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$11
Futures contracts (to buy)	49,633,491
Futures contracts (to sell)	91,686,846

Average Notional Balance
Credit default swap contracts (to sell protection)†	$586,923

†	At December 31, 2012, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C, Class C1 (on August 1, 2012, Class C shares were reclassified as Class C1 shares) and Class P shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C, Class C1 (on August 1, 2012, Class C shares were reclassified as Class C1 shares) and Class P shares calculated at the annual rate of 0.50%, 0.75%, 0.45% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$747,629	$628,119
Class B	181,748	126,526
Class C1	1,286	65
Class C1♦	311,245	162,638
Class I	—	17,887
Class P	628,732	150,753
Total	$1,870,640	$1,085,988

[1]	For the period August 1, 2012 (commencement of operations) to December 31, 2012.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

6. Distributions to shareholders by class

	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Investment Income:
Class A	$12,058,857	$14,044,598
Class B	788,983	1,327,333
Class C1	3,604	—
Class C1♦	1,536,653	2,085,319
Class I	760,273	637,345
Class P	4,890,112	6,597,529
Total	$20,038,482	$24,692,124

[1]	For the period August 1, 2012 (commencement of operations) to December 31, 2012.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

Western Asset Corporate Bond Fund 2012 Annual Report	49

7. Shares of beneficial interest

At December 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,815,299	$45,372,212	3,468,843	$39,205,774
Shares issued on reinvestment	993,086	11,834,261	1,220,062	13,777,556
Shares repurchased	(6,013,652)	(71,697,298)	(6,696,138)	(75,559,134)
Net decrease	(1,205,267)	$(14,490,825)	(2,007,233)	$(22,575,804)

Class B
Shares sold	96,962	$1,157,410	137,210	$1,546,265
Shares issued on reinvestment	64,348	762,484	114,576	1,290,263
Shares repurchased	(853,542)	(10,100,755)	(1,641,638)	(18,506,475)
Net decrease	(692,232)	$(8,180,861)	(1,389,852)	$(15,669,947)

Class C1
Shares sold	70,441	$865,826	—	—
Shares issued on reinvestment	229	2,824	—	—
Shares repurchased	(1,756)	(21,685)	—	—
Net increase	68,914	$846,965	—	—

Class C1♦
Shares sold	616,785	$7,261,127	950,884	$10,661,337
Shares issued on reinvestment	125,382	1,482,945	178,943	2,008,856
Shares repurchased	(1,878,605)	(22,240,622)	(1,903,798)	(21,354,774)
Net decrease	(1,136,438)	$(13,496,550)	(773,971)	$(8,684,581)

Class I
Shares sold	695,429	$8,242,801	530,000	$5,973,233
Shares issued on reinvestment	47,986	574,311	39,396	444,259
Shares repurchased	(534,051)	(6,459,979)	(456,906)	(5,159,665)
Net increase	209,364	$2,357,133	112,490	$1,257,827

Class P
Shares sold	524,486	$6,232,983	629,753	$7,094,915
Shares issued on reinvestment	404,280	4,809,871	575,743	6,497,112
Shares repurchased	(2,897,861)	(34,489,929)	(3,978,646)	(44,879,176)
Net decrease	(1,969,095)	$(23,447,075)	(2,773,150)	$(31,287,149)

[1]	For the period August 1, 2012 (commencement of operations) to December 31, 2012.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

50	Western Asset Corporate Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class B	Class C	Class C1	Class I	Class P
Daily 1/31/2013	$0.035927	$0.026447	$0.029640	$0.028926	$0.039628	$0.034238

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$20,038,482	$24,692,124

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$19,032
Capital loss carryforward*	(122,405,168)
Other book/tax temporary differences(a)	(378,056)
Unrealized appreciation (depreciation)(b)	41,379,360
Total accumulated earnings (losses) — net	$(81,384,832)

*	As of December 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
No Expiration	$(24,815,191)**
12/31/2014	(13,944,002)
12/31/2015	(7,587,080)
12/31/2016	(37,676,648)
12/31/2017	(38,382,247)
$(122,405,168)

These amounts will be available to offset any future taxable capital gains.

**	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund's other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts, book/tax differences on interest accrued on defaulted securities and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

Western Asset Corporate Bond Fund 2012 Annual Report	51

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

52	Western Asset Corporate Bond Fund 2012 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Corporate Bond Fund (formerly known as Legg Mason Western Asset Corporate Bond Fund), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Corporate Bond Fund as of December 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 21, 2013

Western Asset Corporate Bond Fund	53

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 5-6, 2012, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Corporate Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

54	Western Asset Corporate Bond Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

Western Asset Corporate Bond Fund	55

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as BBB-rated corporate debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2012 was above the median and that its performance for the 5- and 10-year periods ended June 30, 2012 was below the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal. The Board noted that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadviser to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as BBB-rated corporate debt funds and chosen by Lipper to be comparable to the Fund, showed that the

56	Western Asset Corporate Bond Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund’s Contractual Management Fee and Actual Management Fee were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board considered that the Fund’s Contractual Management Fee rate was decreased effective August 1, 2012.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant during the past year. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that although the Fund does not currently have breakpoints in place, the Fund’s Contractual Management Fee is approximately equivalent to the asset-weighted average of management fees paid by the other funds with the same Lipper investment classification/objective at all asset levels. The Board also noted the reduction in the Fund’s Contractual Management Fee effective August 1, 2012.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset Corporate Bond Fund	57

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Corporate Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

58	Western Asset Corporate Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None

Western Asset Corporate Bond Fund	59

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011)

60	Western Asset Corporate Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	Director Emeritus, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	52
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee during past five years	None

Western Asset Corporate Bond Fund	61

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

62	Western Asset Corporate Bond Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
James Crowley Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2010); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (prior to 2010)

Western Asset Corporate Bond Fund	63

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

64	Western Asset Corporate Bond Fund

Important tax information (unaudited)

The following information is applicable to non-U.S. resident shareholders:

The following ordinary income distributions paid monthly by the Fund represent Qualified Net Investment Income eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Record Date:	Daily	Daily
Payable Date:	1/31/2012	February 2012 through December 2012
Qualified Net Investment Income	79.13%	70.00%

Please retain this information for your records.

Western Asset

Corporate Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

PNC Global Investment Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Corporate Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Corporate Bond Fund

Legg Mason Funds

620 Eighth Avenue

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Corporate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD00317 2/13 SR13-1853

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2011 and December 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $178,900 in December 31, 2011 and $189,910 in December 31, 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2011 and $32,500 in December 31, 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,050 in December 31, 2011 and $12,450 in December 31, 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2011 and $0 in December 31, 2012, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2011 and December 31, 2012; Tax Fees were 100% and 100% for December 31, 2011 and December 31, 2012; and Other Fees were 100% and 100% for December 31, 2011 and December 31, 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Legg Mason Partners Income Trust

Date:	February 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Legg Mason Partners Income Trust

Date:	February 25, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Legg Mason Partners Income Trust

Date:	February 25, 2013